Exhibit 99.1

For Further Information Contact:
--------------------------------

For Terabeam:                                        For Proxim:
-------------                                        -----------
David Renauld                                        Susan Trout
Vice President, Corporate Affairs                    Corporate Marketing
(413) 584-1425                                       (408) 731-2954

FOR IMMEDIATE RELEASE
---------------------
July 20, 2005

  Terabeam Wireless Signs Agreement to Purchase Substantially All of the Assets
                              of Proxim Corporation
   Ensures continued delivery of Wi-Fi and broadband wireless access solutions

SUNNYVALE, Calif. and SAN JOSE, Calif, July 20, 2005 -- Terabeam Wireless, the business name of YDI Wireless, Inc. (Nasdaq: YDIW) and Proxim Corporation (OTC:
PROXQ), leading providers of Wi-Fi and broadband wireless equipment, jointly announced today that they have entered into an asset purchase agreement whereby Terabeam will acquire substantially all of the assets of Proxim.

Terabeam and Proxim entered into the asset purchase agreement after Proxim declared Terabeam the high bidder in the court-approved auction held in connection with Proxim's Chapter 11 Bankruptcy Filing. The agreement between Terabeam and Proxim is expected to supersede Proxim's earlier arrangements to sell substantially all of its assets to Moseley Associates. The transaction is subject to final approval by the US Bankruptcy Court for District of Delaware and is expected to close on or before July 29, 2005. As quickly as practical after closing, Terabeam will move its headquarters to Proxim's San Jose facility and will assume responsibility for Proxim's ongoing sales as well as for support of the Proxim product lines through the combined company's worldwide distribution channel.

The combined company will have significant presence in wireless LAN, point-to-multipoint and point-to-point wireless markets and will continue its product development pipeline to address opportunities in the WiMAX and wireless mesh markets. The parties anticipate continuing to drive the Proxim brands and are committed to a seamless transition that avoids disruption to Proxim's customers, channel partners, employees and suppliers.

"This is a great opportunity for Terabeam as well as for our respective customers and employees" says Robert Fitzgerald, chief executive officer of Terabeam. "We will be able to offer best-of-breed wireless solutions in virtually every arena, from Wi-Fi through wireless Giga-bit Ethernet. We have always been very impressed by Proxim's distribution system, and we look forward to expanding on their strong channel partnerships. We look forward to bringing together two energetic organizations and believe that we can accelerate product development and our position in the market while maintaining the financial discipline to achieve profitable operations."

"We view this transaction as an opportunity to team with a company with an aggressive and focused growth strategy," said Kevin Duffy, president and chief

Terabeam Wireless Announces Agreement
To Purchase Substantially All of the Assets of Proxim Corporation
July 20, 2005
Page 2


executive officer of Proxim. "With this agreement, we combine our talent and technology to gain time-to-market advantage, exceed the expectations and needs of our combined customers, and grow the overall adoption of wireless networking."

Under the terms of the asset purchase agreement, Terabeam will acquire and assume most of the domestic and foreign operations of Proxim for a purchase price of approximately $28,000,000, subject to certain adjustments and deductions. In addition, upon Court approval, Terabeam is obligated to provide debtor-in-possession financing, which will ultimately be deducted from the purchase price. As previously disclosed in Proxim's public filings with the Securities and Exchange Commission, as a result of Proxim's outstanding obligations to its creditors, no proceeds from the sale of Proxim's assets will be distributed to Proxim stockholders.

About Terabeam Wireless
-----------------------
Terabeam Wireless is the business name of YDI Wireless, Inc. Terabeam Wireless is a world leader in providing extended range, license-free wireless data equipment and is a leading designer of turnkey long distance wireless systems ranging from 9600 bps to 1.42 Gbps for applications such as wireless Internet, wireless video, wireless LANs, wireless WANs, wireless MANs, and wireless virtual private networks. Additional information about Terabeam Wireless as well as its complete product line can be found at the company's website located at http://www.terabeam.com or by contacting the company by telephone at
-----------------------
413-584-1425 or by email at IR@terabeam.com.
                            ---------------


About Proxim
------------
Proxim Corporation designs and sells wireless networking equipment for Wi-Fi and broadband wireless networks. The company is providing its enterprise and service provider customers with wireless solutions for the mobile enterprise, security and surveillance, last mile access, voice and data backhaul, public hot spots, and metropolitan area networks. This press release and more information about Proxim can be found on the Web at http://www.proxim.com.


Safe Harbor
-----------
Statements in this press release that are not statements of historical facts, including statements regarding the contemplated acquisition of Proxim's assets and relationships by Terabeam Wireless and the post-acquisition company's business outlook or expected performance, products, or developments, are forward-looking statements that involve risks, uncertainties, and assumptions. There can be no assurance that the acquisition described in this press release or any other strategic transaction between Terabeam and Proxim will be consummated. Terabeam's, Proxim's, and the post-acquisition company's actual results may differ materially from the results anticipated in these forward-looking statements. The forward-looking statements involve risks and uncertainties that could contribute to such differences including those relating to the companies' ability and desire to satisfy the conditions to closing the transaction set forth in the definitive transaction documentation (including, without limitation, the need to obtain the approval of the bankruptcy court); the substantial time and costs each company will be expending and incurring relating to a contemplated transaction; the ability to obtain any necessary regulatory approvals and clearances needed to consummate a transaction; developments in and effects of the bankruptcy process, including the possible adverse effects on the companies' business and that Proxim might seek Chapter 7 bankruptcy protection in the event that an alternative is not available;

Terabeam Wireless Announces Agreement
To Purchase Substantially All of the Assets of Proxim Corporation
July 20, 2005
Page 3


Proxim's need for financing during and through the bankruptcy process and the risk that the financing provided in connection with the contemplated transaction will be insufficient; the ability of the companies to integrate in a cost-effective, timely manner without material liabilities or loss of desired employees, customers, or suppliers; the risk that the expected synergies and other benefits of the transaction will not be realized at all or to the extent expected; the risk that cost savings from the transaction may not be fully realized or may take longer to realize than expected; reactions, either positive or negative, of investors, competitors, customers, suppliers, employees, and others to the transaction; the time and costs required to complete the contemplated transaction and then integrate the companies; management and board interest in and distraction due to the contemplated transaction and integrating the companies; the uncertain impact on the trading market, volume, and price of Terabeam's stock, particularly in light of the amount of Terabeam's cash to be paid in the transaction; the downturn and ongoing uncertainty in the telecommunications industry and larger economy; the intense competition in the companies' industries and resulting impacts on their pricing, gross margins, and general financial performance; difficulties or delays in developing and supplying new products with the contemplated or desired features, performance, cost, price, and other characteristics; the impacts and effects of any other strategic transactions Terabeam may evaluate or consummate; and difficulties in predicting the post-acquisition company's future financial performance. Further information on these and other factors that could affect the actual results of Terabeam, Proxim, or the post-acquisition company is and will be included in filings made by Terabeam and Proxim from time to time with the Securities and Exchange Commission and in the companies' other public statements.